                       CONSENT AND LETTER OF TRANSMITTAL


                          TO TENDER AND TO CONSENT TO

                CERTAIN INDENTURE AMENDMENTS WITH RESPECT TO THE
                          10.45% SENIOR NOTES DUE 2000
                                    AND THE
                   13.75% SENIOR SUBORDINATED NOTES DUE 2001

                                       OF

                         FOOD 4 LESS SUPERMARKETS, INC.

                                PURSUANT TO THE

          PROSPECTUS AND SOLICITATION STATEMENT DATED JANUARY 25, 1995



THE EXCHANGE OFFERS AND THE SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FEBRUARY 22, 1995, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY ONLY BE WITHDRAWN AND CONSENTS MAY ONLY BE REVOKED UNDER THE CIRCUMSTANCES DESCRIBED HEREIN AND IN THE PROSPECTUS AND SOLICITATION STATEMENT.


                             TO THE EXCHANGE AGENT:

                             BANKERS TRUST COMPANY

      By Hand Delivery or
      Overnight Courier:                Facsimile Transmission:                    By Mail:

     Bankers Trust Company                  (212) 250-6275                   Bankers Trust Company
Corporate Trust & Agency Group              (212) 250-3290              Corporate Trust & Agency Group
   Reorganization Department             Confirm by Telephone:             Reorganization Department
   Receipt & Delivery Window                (212) 250-6270                       P.O. Box 1458
123 Washington St., First Floor                                              Church Street Station
      New York, NY 10006                                                    New York, NY 10008-1458



     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS CONSENT AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.


- - ------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF OLD F4L NOTES
- - ------------------------------------------------------------------------------------------------------------------------------
                                                                                         CERTIFICATE(S) TENDERED
                                                                                (ATTACH ADDITIONAL SCHEDULE IF NECESSARY)
- - ------------------------------------------------------------------------------------------------------------------------------
                                  (1)                                           (2)                (3)                (4)
                                                                             INDICATE                              AGGREGATE
            NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                 CLASS BEING                            PRINCIPAL
             (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                   TENDERED          CERTIFICATE          AMOUNT
                      APPEAR(S) ON OLD F4L NOTES)                        10.45% OR 13.75%     NUMBER(S)(*)       TENDERED(**)
- - ------------------------------------------------------------------------------------------------------------------------------

                                                                        ------------------------------------------------------

                                                                        ------------------------------------------------------

                                                                        ------------------------------------------------------

                                                                        ------------------------------------------------------

                                                                        ------------------------------------------------------
                                                                              TOTAL:
- - ------------------------------------------------------------------------------------------------------------------------------
   * Need not be completed by Book-Entry Holders (see below).
  ** If you wish to accept the applicable Exchange Offer with respect to any Old F4L Senior Notes or any Old F4L Senior
     Subordinated Notes you must tender all of such Old F4L Senior Notes or Old F4L Senior Subordinated Notes beneficially owned by you, as the case may be.

    You must consent to the Proposed Amendments with respect to the Old F4L Notes tendered hereby. The tender of Old F4L Notes hereby will constitute a Consent to the Proposed Amendments with respect to such Old F4L Notes. If you are not the registered holder of your Old F4L Notes, you must either have the Old F4L Notes registered in your name or have the registered holder sign the form of consent herein or obtain a valid proxy from the registered holder of such Old F4L Notes to tender them.

- - -------------------------------------------------------------------------------------------------------------------------------

     The undersigned acknowledges receipt of the Prospectus and Solicitation Statement dated January 25, 1995 (as the same may be amended or supplemented from time to time, the "Prospectus"), of Food 4 Less Supermarkets, Inc. ("Food 4 Less"), relating to (a) the offer by Food 4 Less, upon the terms and subject to the conditions set forth in the Prospectus and in this Consent and Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), to (i) holders of 10.45% Senior Notes due 2000 of Food 4 Less (the "Old F4L Senior Notes") to exchange for each $1,000 principal amount of Old F4L Senior Notes $1,000 principal amount of new Senior Notes due 2004 (the "New F4L Senior Notes") plus $5.00 in cash (the "Senior Note Exchange Payment"), plus accrued and unpaid interest to the date of the exchange (the "Senior Note Exchange Offer") and (ii) holders of the 13.75% Senior Subordinated Notes due 2001 of Food 4 Less (the "Old F4L Senior Subordinated Notes," and together with the Old F4L Senior Notes, the "Old F4L Notes") to exchange for each $1,000 principal amount of Old F4L Senior Subordinated Notes $1,000 principal amount of new 13.75% Senior Subordinated Notes due 2005 (the "New F4L Senior Subordinated Notes, and together with the New F4L Senior Notes, the "New F4L Notes") plus $20.00 in cash (the "Senior Subordinated Note Exchange Payment," and together with the Senior Note Exchange Payment, the "Exchange Payment"), plus accrued and unpaid interest to the date of the exchange (the "Senior Note Exchange Offer," and together with the Senior Subordinated Note Exchange Offer, the "Exchange Offers" each of which is sometimes referred to herein individually as the applicable "Exchange Offer") and (b) Food 4 Less' solicitation (the "Solicitation") of consents (the "Consents") from holders of the Old F4L Notes ("Noteholders") to the proposed amendments (the "Proposed Amendments") to the respective indentures under which the Old F4L Notes were issued (as described in the Prospectus under the captions "The Proposed Amendments," "Appendix
A -- Comparison of Old F4L Senior Notes and New F4L Senior Notes" and "Appendix B -- Comparison of Old F4L Senior Subordinated Notes and New F4L Senior Subordinated Notes").



     Holders of Old F4L Notes who desire to accept the applicable Exchange Offer will be required to consent to the Proposed Amendments with respect to such Old F4L Notes. The tender of Old F4L Notes under this Letter of Transmittal will constitute such consent. Noteholders who do not tender Old F4L Notes pursuant to the Exchange Offers will not be eligible to consent to the Proposed Amendments. Each Noteholder who desires to accept the applicable Exchange Offer with respect to any Old F4L Senior Notes or any Old F4L Senior Subordinated Notes must tender all of such Noteholders' Old F4L Senior Notes or Old F4L Senior Subordinated Notes, as the case may be. Capitalized terms used in this Letter of Transmittal but not defined herein have the respective meanings given them in the Prospectus. Unless otherwise indicated, references herein to the Exchange Offers shall be deemed to include the Solicitation.


     THE EXCHANGE OFFERS AND THE SOLICITATION ARE NOT BEING MADE TO (NOR WILL THE SURRENDER OF OLD F4L NOTES FOR EXCHANGE BE ACCEPTED FROM OR ON BEHALF OF) NOTEHOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF SUCH EXCHANGE OFFERS OR THE SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

         PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE
                            COMPLETING ANY BOX BELOW


     This Letter of Transmittal is to be used (i) if Old F4L Notes are to be physically delivered herewith or (ii) if delivery of Old F4L Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Securities Depository Trust Company ("PDTC") (collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offers and Solicitation -- Procedures for Tendering and Consenting." Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.


     If certificates for Old F4L Notes are not immediately available or cannot be delivered along with other required documents to the Exchange Agent or the procedure for book-entry transfer cannot be completed on or prior to the Expiration Date, the Noteholder may tender such Old F4L Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offers and Solicitation -- Guaranteed Delivery Procedure." See Instruction 2 herein.

     Noteholders who wish to tender their Old F4L Notes pursuant to the applicable Exchange Offer and consent to the Proposed Amendments must complete the table herein entitled "DESCRIPTION OF OLD F4L NOTES" and sign below.

                               METHOD OF DELIVERY
- - --------------------------------------------------------------------------------

   / / CHECK HERE IF CERTIFICATES FOR TENDERED OLD F4L NOTES ARE ENCLOSED HEREWITH.


   / / CHECK HERE IF TENDERED OLD F4L NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY SPECIFIED ABOVE AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution:
                                      ----------------------------------------

        Name of Book-Entry Transfer Facility:

        / / DTC      / / MSTC      / / PDTC

        Account Number:
                       ------------------------------------------------------
        Transaction Code Number:
                                ---------------------------------------------

   / / CHECK HERE IF TENDERED OLD F4L NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

        Name of Registered Holder(s) of Old F4L Notes:
                                                      ----------------------
        Window Ticket Number (if any):
                                      --------------------------------------
        Date of Execution of Notice of Guaranteed Delivery:
                                                           -----------------
        Name of Eligible Institution which Guaranteed Delivery:
                                                               -------------


        If delivered by a Book-Entry Transfer Facility, check box of Book-Entry Transfer Facility:

        / / DTC      / / MSTC      / / PDTC

        Account Number:
                       ----------------------------------------------------
        Transaction Code Number:
                                -------------------------------------------


- - --------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Consent and Tender of Old F4L Notes


     Upon the terms and subject to the conditions of the Prospectus and this Letter of Transmittal, the undersigned hereby Consents to the Proposed Amendments with respect to the Old F4L Notes indicated above and tenders to Food 4 Less the Old F4L Notes indicated above. Tendering Noteholders will be deemed to have Consented to the Proposed Amendments with respect to all Old F4L Notes tendered.


     Subject to and effective upon acceptance for exchange of the Old F4L Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Food 4 Less all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Old F4L Notes tendered hereby. The undersigned hereby appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Old F4L Notes with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for such Old F4L Notes, or transfer ownership of such Old F4L Notes on the account books maintained by DTC, MSTC or PDTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Food 4 Less, (b) present such Old F4L Notes for transfer on the register, (c) deliver the Consent contained herein to Food 4 Less and the applicable Trustee under the Old Indentures and (d) receive all benefits and otherwise exercise all right of beneficial ownership of such Old F4L Notes all in accordance with the terms of the Exchange Offers.

     The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Prospectus and this Letter of Transmittal, owns the Old F4L Notes tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), has full power and authority to tender, sell, assign and transfer the Old F4L Notes tendered hereby and that Food 4 Less will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Food 4 Less to be necessary or desirable to complete the sale, assignment and transfer of the Old F4L Notes tendered. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


     Tenders of Old F4L Notes pursuant to the Exchange Offers may be withdrawn and Consents may be revoked, subject to the procedures described in the Prospectus under "The Exchange Offers and Solicitation -- Withdrawal of Tenders and Revocation of Consents," and under Instruction 3 herein, at any time until the "Consent Date," which shall be the later of (a) such time as the Requisite Consents (as defined under Instruction 3 herein) with respect to the applicable issue of Old F4L Notes have been received and the Supplemental Indenture (as defined) for such issue has been executed and (b) 12:00 Midnight, New York City time, on February 22, 1995. Thereafter, such tenders may be withdrawn and Consents may be revoked if the applicable Exchange Offer with respect to such Old F4L Notes is terminated without any Old F4L Notes being accepted for exchange thereunder. Food 4 Less shall be deemed to have accepted for exchange, and to have exchanged validly tendered and not properly withdrawn Old F4L Notes in the Exchange Offers when, as and if Food 4 Less has given oral or written notice thereof to the Exchange Agent.



     Upon receipt of the Requisite Consents from holders of Old F4L Senior Notes or holders of Old F4L Senior Subordinated Notes, Food 4 Less will certify in writing to the Old F4L Senior Note Trustee or the Old F4L Senior Subordinated Note Trustee (together, the "Old Trustees"), as the case may be, that the Requisite Consents to the adoption of the Proposed Amendments have been received with respect to such issue of Old F4L Notes. Except as set forth under Instruction 2 herein and in the Prospectus under "The Exchange Offers and Solicitation -- Guaranteed Delivery Procedure," Consents from tendering holders of Old F4L Notes will not be counted towards determining whether Food 4 Less has received the Requisite Consents unless Food 4 Less is prepared to accept the tender of Old F4L Notes to which such Consents relate. In addition, Consents with respect to any Old F4L Notes will not be counted if the tender of such holders' Old F4L Notes is defective, unless Food 4 Less waives such defect. After receipt by the Old F4L Senior Note Trustee or the Old F4L Senior Subordinated Note Trustee of, among other things, certification by Food 4 Less that the Requisite Consents with respect to the Old F4L Senior Notes or the Old F4L Senior Subordinated Notes, as the case may be, have been received, Food 4 Less and the applicable Old Trustee will execute a supplemental indenture to evidence the adoption of the Proposed Amendments relating to the applicable indenture under which such Old F4L Notes were issued (each a "Supplemental Indenture"). Upon the acceptance by Food 4 Less of the Requisite Consents from holders of Old F4L Senior Notes or Old F4L Senior Subordinated Notes and the execution of the applicable Supplemental Indenture, such Supplemental Indenture will immediately become effective. Although the Proposed

Amendments relating to an issue of Old F4L Notes will become effective upon certification that the Requisite Consents from holders of the applicable Old F4L Notes have been received, such Proposed Amendments will not be operative until Food 4 Less has accepted for exchange all Old F4L Notes validly tendered and not withdrawn. Food 4 Less will not be obligated to issue the New F4L Notes and pay the Exchange Payment pursuant to the Exchange Offers unless, among other things, the Requisite Consents to the adoption of the Proposed Amendments have been received from both the Old F4L Senior Noteholders and the Old F4L Senior Subordinated Noteholders. The withdrawal of Old F4L Notes in accordance with the procedures set forth in the Prospectus under "The Exchange Offers and Solicitation -- Withdrawals of Tenders and Revocation of Consents," and under Instruction 3 herein, will effect a revocation of the related Consents. Any valid revocation of Consents will automatically render the prior tender of the Old F4L Notes to which such Consents relate defective and Food 4 Less will have the right, which it may waive, to reject such tender as invalid and ineffective.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Food 4 Less may not be required to accept any of the Old F4L Notes tendered (as described in the Prospectus under the caption "The Exchange Offers and Solicitation -- Conditions"). Old F4L Notes not accepted for tender or that are withdrawn will be returned to the undersigned at the address set forth above unless otherwise indicated under "SPECIAL DELIVERY INSTRUCTIONS" below.


     Unless otherwise indicated under "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS" or "SPECIAL DELIVERY INSTRUCTIONS" below, the Exchange Agent will deliver the New F4L Notes and the Exchange Payment (and, if applicable, return Old F4L Notes for any principal amount of Old F4L Notes not accepted for exchange) to the undersigned at the address set forth above. The undersigned understands that holders who tender Old F4L Notes by book-entry transfer ("Book-Entry Holders") may request that any Old F4L Notes not accepted for exchange be returned by crediting the account maintained by DTC, MSTC or PDTC as such Book-Entry Holders may designate by ranking an appropriate entry under the box entitled "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS" below. The undersigned recognizes that Food 4 Less has no obligation pursuant to "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS" to transfer any Old F4L Notes from the name of the registered holder thereof if Food 4 Less does not accept for exchange any of such Old F4L Notes. See Instruction 5.


     The undersigned understands that tenders of Old F4L Notes pursuant to any one of the procedures described under "The Exchange Offers and Solicitation -- Procedures for Tendering and Consenting" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Food 4 Less in accordance with the terms and subject to the conditions of the Prospectus and this Letter of Transmittal.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD F4L NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED SUCH OLD F4L NOTES, CONSENTED TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH OLD F4L NOTES AND MADE CERTAIN REPRESENTATIONS AS DESCRIBED HEREIN AND IN THE PROSPECTUS. ONLY REGISTERED HOLDERS OF OLD F4L NOTES ARE ENTITLED TO CONSENT TO THE PROPOSED AMENDMENTS. IF THE UNDERSIGNED IS NOT THE REGISTERED HOLDER OF THE OLD F4L NOTES TENDERED PURSUANT HERETO, THE UNDERSIGNED MUST EITHER HAVE THE OLD F4L NOTES REGISTERED IN THE UNDERSIGNED'S NAME OR HAVE THE REGISTERED HOLDER SIGN THE FORM OF CONSENT APPEARING BELOW OR A VALID PROXY.

                                PLEASE SIGN HERE
             (See Instructions 1 and 4 and the following paragraph)

     X
      -------------------------------------------------------------------------

     X
      -------------------------------------------------------------------------
           Signature(s) of Owner(s)                     Date

Area Code and Telephone Number:
                               ------------------------------------------------

            This Letter of Transmittal must be signed by the Registered Holder(s) of Old F4L Notes as their name(s) appear(s) on certificates for Old F4L Notes or, if tendered by a participant in one of the Book-Entry Transfer Facilities, exactly as such participant's name appears on a security position listing as the owner of Old F4L Notes, or by person(s) authorized to become Registered Holder(s) by endorsement and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

     Name (s):
              ---------------------------------------------------------------

              ---------------------------------------------------------------
                                 Please Type or Print
     Capacity:
              ---------------------------------------------------------------
     Address:
              ---------------------------------------------------------------
                                   (Including Zip Code)

                              SIGNATURE GUARANTEE
                         (If required by Instruction 4)

     Signature(s) Guaranteed
     by an Eligible Institution:
                                ---------------------------------------------
                                           (Authorized Signature)

                                ---------------------------------------------
                                                  (Title)

                                ---------------------------------------------
                                               (Name of Firm)
     Dated:
           ------------------------------------------------------------------

- - -----------------------------------------------------------------------------

   Please indicate (by marking the appropriate box provided below) whether the beneficial holder(s) of the Old F4L Notes tendered herewith is a(n):


       / / Bank                         / / Pension or Profit-Sharing Trust
       / / Savings Institution          / / Dealer
       / / Trust Company                / / Foundation
       / / Insurance Company            / / Corporation
       / / Investment Company           / / Other Financial or
                                            Institutional Investor
                                        / / Individual

- - -----------------------------------------------------------------------------

     IF THIS LETTER OF TRANSMITTAL IS SIGNED BY A HOLDER OF OLD F4L NOTES WHO IS NOT THE REGISTERED HOLDER THEREOF, THEN THE REGISTERED HOLDER MUST SIGN THE FOLLOWING CONSENT OR A VALID PROXY:

     Pursuant to the Exchange Offers and the Solicitation of Consents to the Proposed Amendments, the undersigned hereby consents to the Proposed Amendments with respect to the Old F4L Notes tendered hereby and with respect to the related indentures. This consent shall not be deemed to be effective if the above-described Old F4L Notes are not accepted for tender pursuant to the Exchange Offers.

     X
       -------------------------------------------------------------------------
                         Signature of Registered Holder
     X
       -------------------------------------------------------------------------
                         Signature of Registered Holder
                               (if more than one)
     Dated:
           ---------------------------------------------------------------------

(Must be signed by the Registered Holder(s) as name(s) appear(s) on the certificates for Old F4L Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.)

     Name(s):
             -------------------------------------------------------------------

             -------------------------------------------------------------------
                              Please Type or Print
     Capacity:
             -------------------------------------------------------------------
     Address:
             -------------------------------------------------------------------
                              (Including Zip Code)



                              SIGNATURE GUARANTEE
                         (If required by Instruction 4)

     Signature(s) Guaranteed
     by an Eligible Institution:
                                ------------------------------------------------
                                              (Authorized Signature)

                                -----------------------------------------------
                                                      (Title)

                                ------------------------------------------------
                                                  (Name of Firm)
     Dated:
           ---------------------------------------------------------------------

                   SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if certificates for New F4L Notes and the Exchange Payment are to be issued in the name of, or paid to, someone other than the person who submits this Letter of Transmittal or issued to an address different from that shown in the box entitled "DESCRIPTION OF OLD F4L NOTES" above in this Letter of Transmittal or if Old F4L Notes are to be returned by credit to an account maintained by DTC, MSTC or PDTC.

ISSUE TO:
Name
    ---------------------------------------------------------------------------
                                 (Please Print)
Address
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
                               (Include Zip Code)

- - -------------------------------------------------------------------------------
           (Social Security Number or Employer Identification Number)
     A correct taxpayer identification number must also be provided on the
                      Substitute Form W-9 included herein.

CREDIT UNACCEPTED OLD F4L NOTES TENDERED BY BOOK-ENTRY TRANSFER TO THE:

/ /  DTC      / /  MSTC      or      / /  PDTC (check one)

                            account set forth below:

- - -------------------------------------------------------------------------------
                       (DTC, MSTC or PDTC Account Number)


                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if the Exchange Payment, certificates evidencing New F4L Notes and/or certificates evidencing Old F4L Notes for amounts not accepted for exchange are to be sent to someone other than the person who submits this Letter of Transmittal or to an address other than that shown in the box entitled "DESCRIPTION OF OLD F4L NOTES" above in this Letter of Transmittal.

MAIL TO:
Name
    ---------------------------------------------------------------------------
                                 (Please Print)
Address
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
                               (Include Zip Code)

                                  INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE
                          OFFERS AND THE SOLICITATION

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for Old F4L Notes, or any book-entry transfer into the Exchange Agent's account at DTC, MSTC or PDTC of Old F4L Notes tendered electronically, as well as a properly completed Letter of Transmittal, including a valid and unrevoked Consent or facsimile(s) thereof, duly executed by the registered holder thereof with any required signature guarantee(s), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to 12:00 Midnight, New York City time, on the Expiration Date of the Exchange Offers and the Solicitation, except as otherwise provided in Instruction 2, "Guaranteed Delivery Procedures."

     Tenders of Old F4L Notes into the Exchange Offers will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

     The method of delivery of this Letter of Transmittal, certificates for Old F4L Notes and any other required documents is at the election and risk of the tendering Noteholder, and except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. Instead of effecting delivery by mail, it is recommended that tendering Noteholders use an overnight or hand delivery service. If Old F4L Notes are sent by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery. No documents should be sent to Food 4 Less, the Information Agent, the Dealer Managers, or the Old Trustees.


     If the person signing this Letter of Transmittal is not the registered holder of the securities tendered hereby, then such person must either have the securities hereby registered in such person's name or obtain from the registered holder and submit to the Exchange Agent the form of consent of the registered holder to the Proposed Amendments appearing above or a valid proxy.


     All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of tendered Old F4L Notes and delivered Consents to the Proposed Amendments will be resolved by Food 4 Less, whose determination will be final and binding. Food 4 Less reserves the absolute right to reject any or all tenders and withdrawals of Old F4L Notes and deliveries and revocations of Consents to the Proposed Amendments that are not in proper form or the acceptance of which would, in the opinion of Food 4 Less or counsel for Food 4 Less, be unlawful. Food 4 Less also reserves the right to waive any irregularities or conditions of tender, consent or proxy as to particular Old F4L Notes. Food 4 Less' interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders and withdrawals of Old F4L Notes and revocations of Consents to the Proposed Amendments must be cured within such time as Food 4 Less shall determine. Neither Food 4 Less nor the Exchange Agent shall be under any duty to give notification of defects in such tenders, withdrawals, deliveries or revocations or shall incur any liability for failure to give such notification. Tenders and withdrawals of Old F4L Notes and deliveries and revocations of Consents to the Proposed Amendments will not be deemed to have been made until such irregularities have been cured or waived. Any Old F4L Notes received by the Exchange Agent that are not properly tendered or delivered and to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Noteholders unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date.

     None of Food 4 Less, the Exchange Agent, the Information Agent, the Dealer Managers or any other person shall be obligated to give notification of defects or irregularities in any tender, or shall incur any liability for failure to give any such notification.

     2. GUARANTEED DELIVERY PROCEDURES. If a registered holder of Old F4L Notes desires to tender such Old F4L Notes and consent to the Proposed Amendments, and such holder's Old F4L Notes are not immediately available, or if time will not permit such holder's Old F4L Notes or any other required documents to be delivered to the Exchange Agent prior to 12:00 Midnight, New York City time, on the Expiration Date, then such Old F4L Notes may nevertheless be tendered for exchange and Consents may be effected if all of the following guaranteed delivery procedure conditions are met:

          (i) the tender for exchange and Consent is made by or through an Eligible Institution;

          (ii) prior to 12:00 Midnight, New York City time, on the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) substantially in the form provided by Food 4 Less herewith, that contains a signature guaranteed by an Eligible Institution in the form set forth in such Notice of Guaranteed

     Delivery, unless such tender is for the account of an Eligible Institution (in which case no signature guarantee shall be required), and sets forth the name and address of the holder of Old F4L Notes and the principal amount of Old F4L Notes tendered for exchange, states that the tender is being made thereby and guarantees that, within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, together with the Old F4L Notes and any required signature guarantees and any other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and



          (iii) all tendered Old F4L Notes, or a confirmation of a book-entry transfer of such Old F4L Notes into the Exchange Agent's applicable account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and all other documents required by this Letter of Transmittal, shall be received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.


     The PINK Notice of Guaranteed Delivery provided herewith shall be used in connection with tenders of all Old F4L Notes.


     Notwithstanding any other provision hereof, the exchange for Old F4L Notes pursuant to the Exchange Offers will in all cases be made only after timely receipt by the Exchange Agent of certificates for such Old F4L Notes and this Letter of Transmittal (or facsimile thereof) in respect thereof, properly completed and duly executed, together with any required signature guarantees and any other documents required by the Prospectus and this Letter of Transmittal.



     3. CONSENT TO PROPOSED AMENDMENTS; WITHDRAWAL OF TENDERS; REVOCATION OF CONSENTS. A valid Consent to the adoption of the Proposed Amendments may be given only by the registered holder of Old F4L Notes or his or her attorney-in-fact. Noteholders will not be able to validly tender unless they Consent to the Proposed Amendments. Noteholders not tendering Old F4L Notes pursuant to the Exchange Offers will not be eligible to Consent to the Proposed Amendments. Tendering holders who sign this Letter of Transmittal and tender any Old F4L Notes shall be deemed to have Consented to the Proposed Amendments with respect to such Old F4L Notes tendered.



     Tenders of Old F4L Notes pursuant to an Exchange Offer may be withdrawn and Consents may be revoked at any time until the "Consent Date," which shall be the later of (a) such time as the Requisite Consents (Consents of holders representing at least a majority in aggregate principal amount of the outstanding Old F4L Senior Notes or Old F4L Senior Subordinated Notes, as the case may be, held by persons other than Food 4 Less and its affiliates) have been delivered by Food 4 Less to the applicable Old Trustee and the Supplemental Indenture for such issue has been executed and (b) 12:00 Midnight, New York City time, on February 22, 1995. Thereafter, such tenders may be withdrawn and Consents may be revoked if the Exchange Offer with respect to such Old F4L Notes is terminated without any Old F4L Notes being accepted for exchange thereunder. A different Consent Date may be established with respect to the Old F4L Senior Notes and the Old F4L Senior Subordinated Notes. The withdrawal of Old F4L Notes prior to the applicable Consent Date in accordance with the procedures set forth hereunder will effect a revocation of the related Consent. Any valid revocation of Consents will automatically render the prior tender of the Old F4L Notes to which such Consents relate defective and Food 4 Less will have the right, which it may waive, to reject such tender as invalid and ineffective.


     Any holder of Old F4L Notes who has tendered Old F4L Notes or who succeeds to the record ownership of Old F4L Notes in respect of which such tenders or Consents previously have been given may withdraw such Old F4L Notes or revoke such Consents prior to the applicable Consent Date by delivery of a written notice of withdrawal or revocation, subject to the limitations described herein. To be effective, a written telegraphic, telex or facsimile transmission (or delivered by hand or by mail) notice of withdrawal of a tender or revocation of a Consent must (i) be timely received by the Exchange Agent at one of its addresses set forth on the front cover hereof or prior to the applicable time provided herein with respect to the applicable issue of Old F4L Notes, (ii) specify the name of the person having tendered the Old F4L Notes to be withdrawn or as to which Consents are revoked, the principal amount of such Old F4L Notes to be withdrawn and, if certificates for Old F4L Notes have been tendered, the name of the registered holder(s) of such Old F4L Notes as set forth in such certificates, if different from that of the person who tendered such Old F4L Notes, (iii) identify the Old F4L Notes to be withdrawn or to which the notice of revocation relates and (iv)(a) be signed by the holder in the same manner as the original signature on this Letter of Transmittal or Notice of Guaranteed Delivery (as the case may be) by which such Old F4L Notes were tendered (including any required signature guarantees) or (b) be accompanied by evidence satisfactory to Food 4 Less and the Exchange Agent that the holder withdrawing such tender or revoking such Consents has succeeded to beneficial ownership of such Old F4L Notes. If certificates representing Old F4L Notes to be withdrawn or Consents to be revoked have been delivered or otherwise identified to the Exchange Agent, then the name of the registered holder and the serial numbers of the particular certificate evidencing the Old F4L Notes to be withdrawn or Consents to be revoked and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, except in the case of Old F4L Notes tendered by an Eligible Institution (in which case no signature guarantee shall be required), must also be so furnished to the Exchange Agent as aforesaid prior to the physical release of the certificates for the withdrawn Old F4L Notes. If Old F4L Notes have been tendered or if Consents have been delivered pursuant to the procedures for book-entry transfer as set forth herein, any notice of withdrawal or revocation of a Consent must also specify the name and number of the account at the appropriate Book-Entry Transfer Facility to be credited with the withdrawn Old F4L Notes. Food 4 Less reserves the right to contest the validity of any revocation. A purported notice of revocation which is not received by the Exchange Agent in a timely fashion will not be effective to revoke a Consent previously given.

     Any permitted withdrawals of tenders of Old F4L Notes and revocation of Consents may not be rescinded, and any Old F4L Notes properly withdrawn will thereafter be deemed not validly tendered and any Consents revoked will be deemed not validly delivered for purposes of the Exchange Offers or the Solicitation; provided, however, that withdrawn Old F4L Notes may be retendered and revoked Consents may be redelivered by again following one of the appropriate procedures described herein at any time prior to 12:00 Midnight, New York City time, on the Expiration Date.


     If Food 4 Less shall decide to decrease the amount of Old F4L Notes being sought in either Exchange Offer or to increase or decrease the consideration offered to the Old F4L Noteholders, and if, at the time that notice of such increase or decrease is first published, sent or given to Old F4L Noteholders in the manner specified in the Prospectus, such Exchange Offer is scheduled to expire at any time earlier than the expiration of a period ending on the tenth Business Day from and including the date that such notice is first so published, sent or given such Exchange Offer will be extended for such purposes until the expiration of such period of ten Business Days. As used in the Prospectus, "Business Day" has the meaning set forth in Rule 14d-1 (and applicable to Regulation 14E) under the Exchange Act). In addition, if any Exchange Offer or the Solicitation is amended in a manner determined by Food 4 Less to constitute a material adverse change to the Old F4L Noteholders, Food 4 Less promptly will disclose such amendment in a public announcement and will extend the relevant Exchange Offer or the Solicitation for a period deemed by it to be adequate to permit the Old F4L Noteholders to properly deliver or withdraw their Old F4L Notes and give or revoke Consents.


     If Food 4 Less extends an Exchange Offer, is delayed in its acceptance for exchange of Old F4L Notes or is unable to exchange Old F4L Notes pursuant to an Exchange Offer, for any reason, then, without prejudice to Food 4 Less' rights under such Exchange Offer, the Exchange Agent may, subject to applicable law, retain tendered Old F4L Notes on behalf of Food 4 Less, and such Old F4L Notes may not be withdrawn (subject to Rule 14e-1 under the Exchange Act, which requires that Food 4 Less deliver the consideration offered or return the Old F4L Notes deposited by or on behalf of the Noteholders promptly after the termination or withdrawal of an Exchange Offer), except to the extent that tendering holders are entitled to withdrawal rights as described herein.


     All questions as to the validity, form and eligibility (including the time of receipt) of notices of withdrawal or revocations of Consents will be determined by Food 4 Less, whose determination will be final and binding on all parties. None of Food 4 Less, the Exchange Agent, the Dealer Managers, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or revocation of Consent or incur any liability for failure to give any such notification.


     4. SIGNATURES ON THIS LETTER OF TRANSMITTAL, AND ENDORSEMENTS; GUARANTEE OF SIGNATURE. If this Letter of Transmittal is signed by the registered holder(s) of the Old F4L Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) without alteration or any change whatsoever.

     If any of the Old F4L Notes tendered hereby are registered in the names of two or more joint owners, all owners must sign this Letter of Transmittal. If any tendered Old F4L Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and any other required documents as there are different names in which the Old F4L Notes are registered.

     If tendered Old F4L Notes are registered in the name of a person other than the person signing this Letter of Transmittal, the tendered Old F4L Notes must be endorsed or accompanied by appropriate bond powers, signed by the registered holder or holders of the Old F4L Notes transmitted hereby or separate bond powers are required, with signatures guaranteed in either case.

     If this Letter of Transmittal or any certificate or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to Food 4 Less of their authority so to act must be submitted.

     Endorsements on certificates of Old F4L Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

     All signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution (as defined below) unless the Old F4L Notes tendered or withdrawn, as the case may be, pursuant thereto are tendered (i) by a registered holder(s) (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC, MSTC or PDTC whose name appears on a security position listing as the owner of Old F4L Notes) of Old F4L Notes who has not completed the box entitled "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS" or "SPECIAL DELIVERY INSTRUCTIONS" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. If Old F4L Notes are registered in the name of a person other than the signer of this Letter of Transmittal or a notice of withdrawal, as the case may be, or if payment is to be made or certificates for unexchanged Old F4L Notes are to be issued or returned to a person other than the registered holder, then the Old F4L Notes must be endorsed by the registered Noteholder(s), or be accompanied by a written instrument or instruments of transfer or exchange in form satisfactory to Food 4 Less duly executed by the registered Noteholder(s), with such signatures guaranteed by an Eligible Institution. In the event that signatures on this Letter of Transmittal (or other document) are required to be guaranteed, such guarantee must be by a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. (the "NASD") or by a commercial bank or trust company having an office in the United States (each of the foregoing being an "Eligible Institution").


     5. SPECIAL ISSUANCE, PAYMENT AND DELIVERY INSTRUCTIONS. Tendering Noteholders should indicate, in the applicable box, the name and address to which New F4L Notes, the Exchange Payment or Old F4L Notes for principal amounts not accepted for exchange (each, as appropriate) are to be issued, sent or paid, if different from the name and address of the person submitting this Letter of Transmittal. In the case of issuance or payment in a different name, the tax identification number of the person named must also be indicated and a Substitute Form W-9 for such recipient must be completed. See Instruction 6. If no such instructions are given, New F4L Notes, the Exchange Payment or Old F4L Notes not accepted for exchange (each, as appropriate) will be sent to the name and address of the person signing this Letter of Transmittal or, at Food 4 Less' option, by crediting the account at DTC, MSTC or PDTC designated above in the box entitled "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS."

     6. SUBSTITUTE FORM W-9. The tendering Noteholder is required to provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN") on the Substitute Form W-9 included in this Letter of Transmittal. In the case of a tendering Noteholder who has completed the box entitled "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS" above, however, the correct TIN on Form W-9 should be provided for the recipient of the securities delivered pursuant to such instructions. Failure to provide the information on the form will cause the Exchange Agent to withhold 31% of any payments made to the tendering Noteholder or such recipient, as the case may be, until such information is received. See "IMPORTANT TAX INFORMATION" below.


     7. TRANSFER TAXES. Food 4 Less will pay all transfer taxes, if any, applicable to the exchange of Old F4L Notes pursuant to the Exchange Offers. If, however, New F4L Notes, the Exchange Payment or Old F4L Notes not accepted for exchange (each as appropriate), are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old F4L Notes, or if tendered Old F4L Notes are to be registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old F4L Notes pursuant to an Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such tax or exemption therefrom is not submitted, then the amount of such transfer tax will be deducted from the Exchange Payment otherwise payable to such tendering holder. Any remaining amount will be billed directly to such tendering holder.


     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     8. WAIVER OF CONDITIONS. Food 4 Less reserves the absolute right to amend in any respect or waive any of the specified conditions in either of the Exchange Offers in the case of any Old F4L Notes tendered.

     9. MUTILATED, LOST, STOLEN OR DESTROYED OLD F4L NOTES. If a Noteholder desires to tender Old F4L Notes pursuant to an Exchange Offer, but any such Old F4L Note has been mutilated, lost, stolen or destroyed, such holder should write to or telephone the Old Trustee under the Old Indenture under which such Old F4L Note was issued, at the address listed below, concerning the procedures for obtaining replacement certificates for such Old F4L Note, arranging for indemnification or any other matter that requires handling by such Old Trustee:


    Old F4L Senior Note Trustee:              Norwest Bank Minnesota, N.A.
                                              Sixth & Marquette
                                              Minneapolis, Minnesota 55479-0013
                                              Attn: Corporate Trust Department
                                              (612) 667-8058

    Old F4L Senior Subordinated Note          United States Trust Company of New York
      Trustee:                                114 West 47th Street
                                              New York, New York 10036-1532
                                              Attention: Corporate Trust Department
                                              (212) 852-1000


     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Information Agent, D.F. King & Co., Inc., (800) 669-5550.

                           IMPORTANT TAX INFORMATION

GENERAL

     Under federal income tax law, a holder whose tendered Old F4L Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number on the Substitute Form W-9 included in this Letter of Transmittal. If such holder is an individual, the taxpayer identification number is his or her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number or adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder in exchange for tendered Old F4L Notes or in respect of the New F4L Notes may be subject to backup withholding.


     Certain holders of Old F4L Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.


     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

WHAT NUMBER TO GIVE TO EXCHANGE AGENT

     The holder is required to give the Exchange Agent the social security number or employer identification number of the registered holder of the Old F4L Notes. If the certificates for Old F4L Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                        TO BE COMPLETED BY ALL TENDERING
                            HOLDERS OF OLD F4L NOTES
                              (SEE INSTRUCTION 6)

- - --------------------------------------------------------------------------------------------------
                      PAYOR'S NAME: BANKERS TRUST COMPANY
- - --------------------------------------------------------------------------------------------------
 SUBSTITUTE                                                      Social Security Number
 FORM W-9

                                                            --------------------------------------
DEPARTMENT OF THE         PART I -- PLEASE PROVIDE YOUR                     OR
TREASURY INTERNAL         TAXPAYER IDENTIFICATION NUMBER
REVENUE SERVICE           IN THE BOX AT THE RIGHT AND
                          CERTIFY BY SIGNING AND DATING           Employer Identification
                          BELOW.                                           Number

PAYOR'S REQUEST FOR                                         --------------------------------------
TAXPAYER IDENTIFICATION
NUMBER (TIN)
                          ------------------------------------------------------------------------
                          PART II -- For Payees exempt from backup withholding, see the Important
                          Tax Information above and Guidelines for Certification of Taxpayer
                          Identification Number on Substitute Form W-9 enclosed herewith and complete as instructed therein.

- - --------------------------------------------------------------------------------------------------
 CERTIFICATIONS -- Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or a Taxpayer
     Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue
     Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future). (I understand that if I do not provide a Taxpayer
     Identification Number to the payer, 31% of all reportable payments made to me thereafter will be withheld until I provide a number to the payer and that, if I do not provide my Taxpayer
     Identification Number within sixty (60) days, such retained amounts shall be remitted to the
     Internal Revenue Service ("IRS") as backup withholding.

 (2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTION -- You must cross out item (2) above if you have been notified by the
 IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the IMPORTANT TAX INFORMATION above.)
- - ---------------------------------------------------------------------------------------------
  Name
      ---------------------------------------------------------------------------------------
                                         (Please Print)
  Address
         ------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------
                                       (Including Zip Code)
  Signature                                                     Date
            ---------------------------------------------------     -------------------------
- - ------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.


IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with Old F4L Notes and all other required documents) must be received by the Exchange Agent on or prior to the Expiration Date.


     Your bank or broker can assist you in completing this form. The Instructions included in this Letter of Transmittal must be followed.


     Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be obtained from the Information Agent at the address or telephone numbers set forth below.


     The Information Agent for the Exchange Offers and the Solicitation is:

                             D.F. KING & CO., INC.

                         Call Toll Free: (800) 669-5550

                                77 Water Street
                               New York, NY 10005
                            (212) 269-5550 (collect)